UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2005

CAMDEN PROPERTY TRUST
(Exact name of Registrant as specified in its Charter)

Texas	1-12110	76-6088377
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 4, 2005, Camden Property Trust ("Camden") filed a Current Report on Form 8-K (the "Form 8-K") to report the completion of the merger of Summit Properties Inc., a Maryland corporation ("Summit"), with and into Camden Summit, Inc. ("Camden Summit"), a Delaware corporation and a wholly owned subsidiary of Camden, and the completion of the offer to exchange the existing units of limited partnership interest in Camden Summit Partnership, L.P., f/k/a Summit Properties Partnership, L.P. for $31.20 in cash or .6687 of a new unit. In the Form 8-K, Camden stated that it would file the required financial statements of Summit as of and for the years ended December 31, 2004, 2003 and 2002, and the required pro forma financial information as of December 31, 2004 and for the twelve months ended December 31, 2004, by amendment to the Form 8-K no later than 71 calendar days after the date on which the Form 8-K was due. By this Amendment No. 1 to Form 8-K, Camden is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01 Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired

The required financial statements of Summit as of and for the years ended December 31, 2004, 2003 and 2002 are filed as Exhibit 99.3 hereto.

(b) Pro Forma Financial Information

The required pro forma financial information as of December 31, 2004 and for the twelve months ended December 31, 2004 is filed as Exhibit 99.4 hereto.

(c) Exhibits.

Exhibit Number	Title
2.1
Agreement and Plan of Merger, dated as of October 4, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 5, 2004 (File No. 1-12110).

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated October 6, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 6, 2004 (File No. 1-12110).

2.3
Amendment No. 2 to Agreement and Plan of Merger, dated January 24, 2005, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on January 24, 2005 (File No. 1-12110).

10.1
Form of Second Amended and Restated Agreement of Limited Partnership of Camden Summit Partnership, L.P. among Camden Summit, Inc., as general partner, and the persons whose names are set forth on Exhibit A thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 (Registration No. 333-120733) of Camden Property Trust filed on November 24, 2004.

10.2
Form of Registration Rights Agreement between Camden Property Trust and the holders named therein. Incorporated by reference from Exhibit 4.2 to the Registration Statement on Form S-4 (Registration No. 333-120733) of Camden Property Trust filed on November 24, 2004.

10.3
Form of Tax, Asset and Income Support Agreement among Camden Property Trust, Camden Summit, Inc., Camden Summit Partnership, L.P. and each of the limited partners who have executed a signature page thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 of Camden Property Trust (Registration No. 333-120733) filed on November 24, 2004.

23.1*	Consent of Deloitte & Touche LLP.
99.1
Press release dated February 28, 2005. Incorporated by reference from Exhibit (a)(5)(C) to Amendment No. 2 to Schedule TO of Camden Summit Partnership, L.P. (File No. 005-53141) filed on March 1, 2005.

99.2**	Press release dated March 2, 2005.
99.3*	Audited financial statements of Camden Summit, Inc., formerly known as Summit Properties Inc., as of and for the years ended December 31, 2004, 2003 and 2002.
99.4*	Unaudited Pro Forma Financial Information as of December 31, 2004.

___________
*    Filed herewith.
**  Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2005

CAMDEN PROPERTY TRUST

By: /s/ Dennis M. Steen
    Dennis M. Steen
    Senior Vice President - Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Title
2.1
Agreement and Plan of Merger, dated as of October 4, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 5, 2004 (File No. 1-12110).

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated October 6, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 6, 2004 (File No. 1-12110).

2.3
Amendment No. 2 to Agreement and Plan of Merger, dated January 24, 2005, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on January 24, 2005 (File No. 1-12110).

10.1
Form of Second Amended and Restated Agreement of Limited Partnership of Camden Summit Partnership, L.P. among Camden Summit, Inc., as general partner, and the persons whose names are set forth on Exhibit A thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 (Registration No. 333-120733) of Camden Property Trust filed on November 24, 2004.

10.2
Form of Registration Rights Agreement between Camden Property Trust and the holders named therein. Incorporated by reference from Exhibit 4.2 to the Registration Statement on Form S-4 (Registration No. 333-120733) of Camden Property Trust filed on November 24, 2004.

10.3
Form of Tax, Asset and Income Support Agreement among Camden Property Trust, Camden Summit, Inc., Camden Summit Partnership, L.P. and each of the limited partners who have executed a signature page thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 of Camden Property Trust (Registration No. 333-120733) filed on November 24, 2004.

23.1*	Consent of Deloitte & Touche LLP.
99.1
Press release dated February 28, 2005. Incorporated by reference from Exhibit (a)(5)(C) to Amendment No. 2 to Schedule TO of Camden Summit Partnership, L.P. (File No. 005-53141) filed on March 1, 2005.

99.2**	Press release dated March 2, 2005.
99.3*	Audited financial statements of Camden Summit, Inc., formerly known as Summit Properties Inc., as of and for the years ended December 31, 2004, 2003 and 2002.
99.4*	Unaudited Pro Forma Financial Information as of December 31, 2004.

___________
*    Filed herewith.
**  Previously filed.